                                                                    EXHIBIT 99.9

Nov-2000                         1996-C                            Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                      $2,954,073,738.94
Beginning of the Month Finance Charge Receivables:                                   $147,551,019.69
Beginning of the Month Discounted Receivables:                                                 $0.00
Beginning of the Month Total Receivables:                                          $3,101,624,758.63

Removed Principal Receivables:                                                                 $0.00
Removed Finance Charge Receivables:                                                            $0.00
Removed Total Receivables:                                                                     $0.00

Additional Principal Receivables:                                                              $0.00
Additional Finance Charge Receivables:                                                         $0.00
Additional Total Receivables:                                                                  $0.00

Discounted Receivables Generated this Period:                                                  $0.00

End of the Month Principal Receivables:                                            $2,942,677,284.07
End of the Month Finance Charge Receivables:                                         $146,451,282.84
End of the Month Discounted Receivables:                                                       $0.00
End of the Month Total Receivables:                                                $3,089,128,566.91

Special Funding Account Balance                                                                $0.00
Aggregate Invested Amount (all Master Trust II Series)                             $2,300,000,000.00
End of the Month Transferor Amount                                                   $642,677,284.07
End of the Month Transferor Percentage                                                        21.84%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                            $72,983,755.33
     60-89 Days Delinquent                                                            $51,239,103.49
     90+ Days Delinquent                                                              $94,024,355.36

     Total 30+ Days Delinquent                                                       $218,247,214.18
     Delinquent Percentage                                                                     7.07%

Defaulted Accounts During the Month                                                   $20,141,082.40
Annualized Default Percentage                                                                  8.18%

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Nov-2000                         1996-C                            Page 2


Principal Collections                                                                $353,131,515.63
Principal Payment Rate                                                                        11.95%

Total Payment Rate                                                                            12.89%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                                                 $184,500,000.00
     Class B Initial Invested Amount                                                  $19,125,000.00
     Class C Initial Invested Amount                                                  $21,375,000.00
                                                                                     ---------------
INITIAL INVESTED AMOUNT                                                              $225,000,000.00

     Class A Invested Amount                                                         $246,000,000.00
     Class B Invested Amount                                                          $25,500,000.00
     Class C Invested Amount                                                          $28,500,000.00
                                                                                     ---------------
INVESTED AMOUNT                                                                      $300,000,000.00

     Class A Adjusted Invested Amount                                                $246,000,000.00
     Class B Adjusted Invested Amount                                                 $25,500,000.00
     Class C Adjusted Invested Amount                                                 $28,500,000.00
                                                                                     ---------------
ADJUSTED INVESTED AMOUNT                                                             $300,000,000.00

PREFUNDED AMOUNT                                                                               $0.00

FLOATING ALLOCATION PERCENTAGE                                                                10.16%
PRINCIPAL ALLOCATION PERCENTAGE                                                               10.16%

     Class A Principal Allocation Percentage                                                  82.00%
     Class B Principal Allocation Percentage                                                   8.50%
     Class C Principal Allocation Percentage                                                   9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                                      $35,862,156.46

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                                          $4,777,854.44

MONTHLY SERVICING FEE                                                                    $375,000.00

INVESTOR DEFAULT AMOUNT                                                                $2,045,421.09

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Nov-2000                         1996-C                            Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                        82.00%

     Class A Finance Charge Collections                                                $4,225,340.61
     Other Amounts                                                                             $0.00

TOTAL CLASS A AVAILABLE FUNDS                                                          $4,225,340.61

     Class A Monthly Interest                                                          $1,385,800.00
     Class A Servicing Fee                                                               $307,500.00
     Class A Investor Default Amount                                                   $1,677,245.30

TOTAL CLASS A EXCESS SPREAD                                                              $854,795.31

CLASS A REQUIRED AMOUNT                                                                        $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                         8.50%

     Class B Finance Charge Collections                                                  $437,992.65
     Other Amounts                                                                             $0.00

TOTAL CLASS B AVAILABLE FUNDS                                                            $437,992.65

     Class B Monthly Interest                                                            $148,643.75
     Class B Servicing Fee                                                                $31,875.00

TOTAL CLASS B EXCESS SPREAD                                                              $257,473.90
CLASS B INVESTOR DEFAULT AMOUNT                                                          $173,860.79
CLASS B REQUIRED AMOUNT                                                                  $173,860.79

CLASS C FLOATING ALLOCATION PERCENTAGE                                                         9.50%

CLASS C MONTHLY SERVICING FEE                                                             $35,625.00

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Nov-2000                         1996-C                            Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                    $1,566,165.39

     Excess Spread Applied to Class A Required Amount                                          $0.00

     Excess Spread Applied to Class A Investor Charge Offs                                     $0.00

     Excess Spread Applied to Class B Required Amount                                    $173,860.79

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                                           $0.00

     Excess Spread Applied to Class C Required Amount                                    $374,102.50

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                                           $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                 $62,500.00

     Excess Spread Applied to Cash Collateral Account                                          $0.00

     Excess Spread Applied to Spread Account                                             $955,702.10

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                                 $0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                                                  $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                        $0.00

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Nov-2000                         1996-C                          Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                             $3,139,668.44

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                                                  $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                                    $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                               $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                                    $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                                      $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                                    $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                                      $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                                $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                               $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                                                  $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                                  8.86%
    Base Rate (Prior Month)                                                                    8.86%
    Base Rate (Two Months Ago)                                                                 8.86%
                                                                                               ----
THREE MONTH AVERAGE BASE RATE                                                                  8.86%

    Portfolio Yield (Current Month)                                                           12.43%
    Portfolio Yield (Prior Month)                                                             13.88%
    Portfolio Yield (Two Months Ago)                                                          11.69%
                                                                                              -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                                           12.67%

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Nov-2000                         1996-C                          Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                                           $35,862,156.46

INVESTOR DEFAULT AMOUNT                                                                $2,045,421.09

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                                             $0.00
    Allocable to Class B Certficates                                                           $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                              $0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                             $0.00
    Deficit Controlled Accumulation Amount                                                     $0.00
CONTROLLED DEPOSIT AMOUNT                                                                      $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                             $0.00
    Deficit Controlled Accumulation Amount                                                     $0.00
CONTROLLED DEPOSIT AMOUNT                                                                      $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                     $37,907,577.55

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                   $0.00
CLASS B INVESTOR CHARGE OFFS                                                                   $0.00
CLASS C INVESTOR CHARGE OFFS                                                                   $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                        $0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                                         $0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                                         $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                                                    $9,000,000.00
    Available Cash Collateral Amount                                                   $9,000,000.00

TOTAL DRAW AMOUNT                                                                              $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                $0.00

                               First USA Bank, National Association
                               as Servicer

                               By:    /s/ Tracie Klein
                                  ---------------------------------
                                      Tracie H. Klein
                                      First Vice President